Exhibit 99.1

LETTER OF TRANSMITTAL

ACADIA HEALTHCARE COMPANY, INC.

Offer to Exchange

6.125% Senior Notes due 2021

for Any and All Outstanding

6.125% Senior Notes due 2021

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [ ], 2014 (THE “EXPIRATION DATE”), UNLESS EXTENDED BY ACADIA HEALTHCARE COMPANY, INC. IN ITS SOLE DISCRETION.

The Exchange Agent for the Exchange Offer is:

U.S. Bank National Association

By Registered or Certified Mail, Hand Delivery or Overnight Courier: U.S. Bank National Association 60 Livingston Avenue St. Paul, MN 55107 Attention: Specialized Finance Department	Facsimile Transmission: (for eligible institutions only) (651) 495-8158 Confirm by Telephone: (800) 934-6802

Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of this Letter of Transmittal via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

The undersigned acknowledges receipt of the prospectus, dated [                ], 2014 (the “Prospectus”), of Acadia Healthcare Company, Inc. (the “Issuer”), and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the Issuer’s offer (the “Exchange Offer”) to exchange up to $150,000,000 aggregate principal amount of 6.125% Senior Notes due 2021 (together with the guarantees thereof, the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), of the Issuer, for a like aggregate principal amount of outstanding 6.125% Senior Notes due 2021 (together with the guarantees thereof, the “Outstanding Notes”), of the Issuer. The CUSIP numbers for the Outstanding Notes are U00434 AB3 and 00404A AD1.

The terms of the Exchange Notes and the Outstanding Notes are identical in all respects, except that, because the offer of the Exchange Notes will have been registered under the Securities Act, the Exchange Notes will not be subject to transfer restrictions, registration rights or the related provisions for increased interest if the Issuer defaults under the Registration Rights Agreement.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance with respect to tender procedures or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

Please read the entire Letter of Transmittal and the Prospectus carefully before checking any box below.

List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OUTSTANDING NOTES

Outstanding Notes:

Name(s) And Address(es) of Registered Holder(s) (Please Fill In)	Certificate Number(s)*	Aggregate Principal Amount Represented**	Principal Amount Tendered**

Total principal amount of Outstanding Notes
* Need not be completed by holders delivering by book-entry transfer (see below).

**     Outstanding Notes may be tendered in whole or in part in minimum denominations of $2,000 and integral multiples of  $1,000 in excess thereof. All Outstanding Notes held shall be deemed tendered unless a lesser number is specified in this  column. See Instruction 4.

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Outstanding Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Outstanding Notes are held of record by The Depository Trust Company (“DTC”).

Holders whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “Exchange Offer—Guaranteed Delivery Procedures.”

Please read this entire Letter of Transmittal carefully before completing the boxes below.

☐	Check here if certificates for tendered Outstanding Notes are enclosed herewith.

☐	Check here if tendered Outstanding Notes are being delivered by book-entry transfer made to the account maintained by the Exchange Agent with DTC and complete the following:

Name of Tendering Institution:

Account Number with DTC:

Transaction Code Number:

☐	Check here if tendered Outstanding Notes are being delivered pursuant to a notice of guaranteed delivery and complete the following:

Name of Registered Holder(s):

Name of Eligible Institution that Guaranteed Delivery:

Date of Execution of Notice of Guaranteed Delivery:

If guaranteed delivery is to be made by book-entry transfer:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	Check here if you tendered by book-entry transfer and desire any non-exchanged notes to be returned to you by crediting the book-entry transfer facility account number set forth above.

Broker-Dealer Status

☐	Check here if you are a broker-dealer that acquired your Outstanding Notes for your own account as a result of market-making activities or other trading activities and wish to receive 10 additional copies of the Prospectus and any amendments or supplements thereto.

Name:

Address:

Note: signatures must be provided below

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Acadia Healthcare Company, Inc. (the “Issuer”) the principal amount of the Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as an agent of the Issuer) of the undersigned, with full power of substitution, to cause the Outstanding Notes to be assigned, transferred and exchanged.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Outstanding Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuer of its obligations under the Registration Rights Agreement, dated as of March 12, 2013, among the Issuer, the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the initial purchasers (the “Registration Rights Agreement”), and that the Issuer shall have no further obligations or liabilities thereunder. The undersigned will comply with its obligations under the Registration Rights Agreement.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “Exchange Offer—Conditions to the Exchange Offer.” As a result of these conditions (which may be waived, in whole or in part, by the Issuer), as more particularly set forth in the Prospectus, the Issuer may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, the Issuer may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under “Exchange Offer—Conditions to the Exchange Offer” occur.

Tenders of Outstanding Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon the Issuer’s acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer. Under circumstances set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the Outstanding Notes.

By tendering Outstanding Notes and executing this Letter of Transmittal, the undersigned represents that (1) the Exchange Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the undersigned, (2) the undersigned is not engaging in and does not intend to engage in a distribution of such Exchange Notes within the meaning of the federal securities laws, (3) the undersigned does not have an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (4) the undersigned is not an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act and (5) the undersigned is not acting on behalf of any person who could not truthfully make the foregoing representations.

If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a Prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the undersigned is not deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

Any holder of Outstanding Notes using the Exchange Offer to participate in a distribution of the Exchange Notes (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available May 13, 1988) or similar interpretive letters and (ii) must comply with the registration and Prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal. Except as stated in the Prospectus, this tender is irrevocable.

Certificates for all Exchange Notes delivered in exchange for tendered Outstanding Notes and any Outstanding Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned unless otherwise instructed under “Special Issuance Instructions” or “Special Delivery Instructions” on pages 7 and 8 below, respectively.

The undersigned, by completing the box entitled “Description of Outstanding Notes” above and signing this letter, will be deemed to have tendered the Outstanding Notes as set forth in such box.

PLEASE SIGN HERE

(To Be Completed By All Tendering Holders of Outstanding Notes Regardless of Whether Outstanding Notes Are Being Physically Delivered Herewith, unless an Agent’s Message is Delivered in Connection with a Book-Entry Transfer of Such Outstanding Notes)

This Letter of Transmittal must be signed by the registered holder(s) of Outstanding Notes exactly as their name(s) appear(s) on certificate(s) for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Exchange Agent of such person’s authority to so act. See Instruction 5 below.

If the signature appearing below is not of the registered holder(s) of the Outstanding Notes, then the registered holder(s) must sign a valid power of attorney.

X

X

Signature(s) of Holder(s) or Authorized Signatory

Dated

Name(s)

Capacity

Address

Including Zip Code

Area Code and Telephone No.

Please Complete Substitute Form W-9 or IRS Form W-8, as applicable (See Instruction 7 below)

SIGNATURE GUARANTEE (If required—see Instructions 2 and 5 below)

Certain Signatures Must be Guaranteed by a Signature Guarantor

(Name of Signature Guarantor Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 4 through 7)

To be completed ONLY if certificates for Outstanding Notes in a principal amount not tendered are to be issued in the name of, or Exchange Notes issued pursuant to the Exchange Offer are to be issued in the name of, someone other than the person or persons whose name(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Outstanding Notes” within this Letter of Transmittal.

Issue:    ☐    Exchange Notes            ☐    Outstanding Notes

(Complete as applicable)

Name

(Please Print)

Address

(Please Print)

(Include Zip Code)

Tax Identification or Social Security Number

Please Complete Substitute Form W-9 or IRS Form W-8, as applicable

Credit Outstanding Notes not tendered, but represented by certificates tendered by this Letter of Transmittal, by book-entry transfer to:

☐	The Depository Trust Company

☐

☐	Account Number

Credit Exchange Notes issued pursuant to the Exchange Offer by book-entry transfer to:

☐	The Depository Trust Company

☐

☐	Account Number

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 through 7)

To be completed ONLY if certificates for Outstanding Notes in a principal amount not tendered, or Exchange Notes, are to be sent to someone other than the person or persons whose name(s) appear(s) within this Letter of Transmittal to an address different from that shown in the box entitled “Description of Outstanding Notes” within this Letter of Transmittal.

Deliver:    ☐    Exchange Notes            ☐    Outstanding Notes

(Complete as applicable)

Name

(Please Print)

Address

(Please Print)

(Include Zip Code)

INSTRUCTIONS TO LETTER OF TRANSMITTAL

Forming Part of the Terms and Conditions

of the Exchange Offer

1. Delivery of this Letter of Transmittal and Outstanding Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by holders of Outstanding Notes if certificates representing such Outstanding Notes are to be forwarded herewith, or, unless an agent’s message is utilized, if delivery of such certificates is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the Prospectus under “Exchange Offer—Procedures for Tendering Outstanding Notes.” To tender in the Exchange Offer, a holder must complete, sign and date this Letter of Transmittal, or a facsimile thereof, have the signatures thereon guaranteed if required by these Instructions or transmit an agent’s message in connection with a book-entry transfer, and, unless transmitting an agent’s message in connection with a book-entry transfer, mail or otherwise deliver this Letter of Transmittal or the facsimile, together with the Outstanding Notes and any other required documents, to the Exchange Agent prior to the Expiration Date. To be tendered effectively, the Outstanding Notes, this Letter of Transmittal or an agent’s message and other required documents must be completed and received by the Exchange Agent at its address prior to the Expiration Date. Delivery of the Outstanding Notes may be made by book-entry transfer in accordance with the procedures described in the Prospectus under “Exchange Offer—Procedures for Tendering Outstanding Notes.” Confirmation of the book-entry transfer must be received by the Exchange Agent prior to the Expiration Date.

Holders whose certificates for Outstanding Notes are not immediately available or who cannot deliver their certificates and any other required documents to the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption “Exchange Offer—Guaranteed Delivery Procedures.” Pursuant to such procedures, (i) such tender must be made through an Eligible Guarantor Institution (as defined herein), (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Guarantor Institution either a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by facsimile transmission, mail or hand delivery), or a properly transmitted agent’s message and Notice of Guaranteed Delivery setting forth the name and address of the holder of Outstanding Notes, the registered number(s) of the Outstanding Notes and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the Expiration Date, the certificates for all physically tendered Outstanding Notes in proper form for transfer, or a book-entry confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Guarantor Institution with the Exchange Agent, and (iii) a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or book-entry confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the Expiration Date.

The method of delivery of this Letter of Transmittal, the Outstanding Notes and all other required documents to the Exchange Agent is at the election and sole risk of the holder. Instead of delivery by mail, holders should use an overnight or hand delivery service. In all cases, holders should allow for sufficient time to ensure delivery to the Exchange Agent prior to the Expiration Date. Holders may request their broker, dealer, commercial bank, trust company or nominee to effect these transactions for them. Holders should not send any Outstanding Note, Letter of Transmittal, notice of guaranteed delivery or other required document to the Issuer.

2. Guarantee of Signatures. Signatures on this Letter of Transmittal or a notice of withdrawal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or by an “eligible guarantor institution” within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (banks; brokers and dealers; credit unions; national securities exchanges; registered securities associations; learning agencies; and savings associations) (each an “Eligible Guarantor Institution”) unless the Outstanding Notes tendered hereby are tendered (1) by a registered holder of Outstanding Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Outstanding Notes) who has not completed any of the boxes entitled “Special Issuance Instructions” or “Special

Delivery Instructions,” on this Letter of Transmittal, or (2) for the account of an Eligible Guarantor Institution. If the Outstanding Notes are registered in the name of a person other than the person who signed this Letter of Transmittal or if Outstanding Notes not tendered are to be returned to, or are to be issued to the order of, a person other than the registered holder or if Outstanding Notes not tendered are to be sent to someone other than the registered holder, then the signature on this Letter of Transmittal accompanying the tendered Outstanding Notes must be guaranteed as described above. Beneficial owners whose Outstanding Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Outstanding Notes. See “Exchange Offer—Procedures for Tendering Outstanding Notes” in the Prospectus.

3. Withdrawal of Tenders. Except as otherwise provided in the Prospectus, tenders of Outstanding Notes may be withdrawn at any time prior to the Expiration Date. For a withdrawal of tendered Outstanding Notes to be effective, either a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent prior to the Expiration Date at its address set forth on the cover of this Letter of Transmittal or you must comply with the appropriate withdrawal procedures of DTC’s Automated Tender Offer Program. Any notice of withdrawal must (1) specify the name of the person having deposited the Outstanding Notes to be withdrawn, (2) identify the Outstanding Notes to be withdrawn, including the certificate number(s) and principal amount of the Outstanding Notes, or, in the case of Outstanding Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited, (3) be signed by the holder in the same manner as the original signature on the letter of transmittal by which the Outstanding Notes were tendered, including any required signature guarantees, or be accompanied by documents of transfer sufficient to have the trustee with respect to the Outstanding Notes register the transfer of the Outstanding Notes into the name of the person withdrawing the tender, and (4) specify the name in which any Outstanding Notes are to be registered, if different from that of the person depositing the Outstanding Notes to be withdrawn. If the Outstanding Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

Any permitted withdrawal of Outstanding Notes may not be rescinded. Any Outstanding Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, properly withdrawn Outstanding Notes may be retendered by following one of the procedures described in the Prospectus under the caption “Exchange Offer—Procedures for Tendering Outstanding Notes” at any time prior to the Expiration Date.

4. Partial Tenders. Tenders of Outstanding Notes pursuant to the Exchange Offer will be accepted only in principal amounts of at least $2,000 and in integral multiples of $1,000 in excess thereof. If less than the entire principal amount of any Outstanding Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the box entitled “Description of Outstanding Notes” herein. The entire principal amount represented by the certificates for all Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Notes held by the holder is not tendered, certificates for the principal amount of Outstanding Notes not tendered and Exchange Notes issued in exchange for any Outstanding Notes tendered and accepted will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 6), promptly after the Expiration Date. Any untendered portion of an Outstanding Note must be in a principal amount of $2,000 or in integral multiples of $1,000 in excess thereof.

5. Signature on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on the security position listing as the owner of the Outstanding Notes tendered hereby, the signature must correspond with the name shown on such security position listing the owner of the Outstanding Notes.

If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

If this Letter of Transmittal is signed by the holder, and the certificates for any principal amount of Outstanding Notes not tendered are to be issued (or if any principal amount of Outstanding Notes that is not tendered is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account of DTC of the registered holder, and Exchange Notes exchanged for Outstanding Notes in connection with the Exchange Offer are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered Outstanding Notes nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for Outstanding Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Outstanding Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Outstanding Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a signature guarantor or an Eligible Guarantor Institution, unless such certificates or bond powers are executed by an Eligible Guarantor Institution. See Instruction 2.

Endorsements on certificates for Outstanding Notes and signatures on bond powers provided in accordance with this Instruction 5 by registered holders not executing this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution. See Instruction 2.

If this Letter of Transmittal or any certificates representing Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Exchange Agent of their authority so to act must be submitted with this Letter of Transmittal.

6. Special Issuance and Special Delivery Instructions. Tendering holders should indicate in the applicable box or boxes the name and address to which Outstanding Notes for principal amounts not tendered or Exchange Notes exchanged for Outstanding Notes in connection with the Exchange Offer are to be issued or sent, if different from the name and address of the holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated. If no instructions are given, Outstanding Notes not tendered will be returned to the registered holder of the Outstanding Notes tendered. For holders of Outstanding Notes tendered by book-entry transfer, Outstanding Notes not tendered will be returned by crediting the account at DTC designated above.

7. Taxpayer Identification Number; Backup Withholding; Substitute Form W-9. U.S. federal income tax laws generally require that a tendering holder provide the Exchange Agent with such holder’s correct taxpayer identification number (“TIN”) or otherwise establish a basis for exemption from backup withholding. In the case of a holder who is an individual, the TIN is his or her social security number. If the tendering holder is a nonresident alien or a foreign entity, other requirements (as described below) will apply. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”) and backup withholding at the applicable rate, currently 28%, upon the amount of any reportable payments made after the exchange to such tendering holder. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, each tendering holder must provide such holder’s correct TIN by completing the “Substitute Form W-9” set forth herein, certifying that (i) the TIN provided is correct (or that such holder is awaiting a TIN), (ii) that (a) the holder is exempt from backup withholding, (b) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified the holder that such holder is no longer subject to backup withholding, (iii) the holder is a U.S. citizen or other U.S. person (as defined in the Substitute Form W-9 General Instructions (the “W-9 General Instructions”)) and (iv) that the Foreign Account Tax Compliance Act (“FATCA”) code(s) entered on the Substitute Form W-9 (if any) indicating exemption from FATCA reporting is correct.

If a holder that is a U.S. person does not have a TIN, such holder should consult the W-9 General Instructions for instructions on applying for a TIN, write “Applied For” in the space for the TIN on the Substitute Form W-9, and sign and date the Substitute Form W-9. If the holder does not provide such holder’s TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder’s TIN to the Exchange Agent. Note: Writing “Applied For” on the form means that the holder has already applied for a TIN or that such holder intends to apply for one soon.

If the Outstanding Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 General Instructions for information on which TIN to report.

Exempt holders (including, among others, certain foreign persons) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should check the “Exempt payee” box on the Substitute Form W-9. See the W-9 General Instructions for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed IRS Form W-8 BEN, “Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding,” signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

8. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

9. Mutilated, Lost, Stolen or Destroyed Outstanding Notes. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter of Transmittal cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been completed.

10. Irregularities. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of any tenders of Outstanding Notes pursuant to the procedures described in the Prospectus and the form and validity of all documents will be determined by the Issuer, in its sole discretion, which determination shall be final and binding on all parties. The Issuer reserves the absolute right, in its sole discretion, to reject any or all tenders of any Outstanding Notes determined by it not to be in proper form or the acceptance of which may, in the opinion of the Issuer’s counsel, be unlawful. The Issuer also reserves the absolute right, in its sole discretion, to waive or amend any of the conditions of the Exchange Offer or to waive any defect or irregularity in the tender of any particular Outstanding Notes, provided however that, to the extent such waiver includes any condition to tender, the Issuer will waive such condition as to all tendering holders. The Issuer’s interpretations of the terms and conditions of the Exchange Offer (including, without limitation, the instructions in this Letter of Transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as the Issuer shall determine and in any case, before the Expiration Date. None of the Issuer, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification. Tenders of such Outstanding Notes shall not be deemed to have been made until such irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless such holders have otherwise provided herein, promptly following the Expiration Date.

11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with certificates for Outstanding Notes and all other required documents) or a notice of guaranteed delivery must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

Form **W-9**
(Rev. August 2013)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:
☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ______

☐ Other (see instructions) ▶

Exemptions (see instructions):
Exempt payee code (if any) ______
Exemption from FATCA reporting code (if any) ______

Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
☐☐☐ – ☐☐ – ☐☐☐☐

Employer identification number
☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below), and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here | **Signature of U.S. person ▶** | **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. The IRS has created a page on IRS.gov for information about Form W-9, at *www.irs.gov/w9*. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

Cat. No. 10231X Form **W-9** (Rev. 8-2013)

Form W-9 (Rev. 8-2013) Page 2

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,
2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),
3. The IRS tells the requester that you furnished an incorrect TIN,
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code* on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships* on page 1.

What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code* on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulation section 301.7701-2(c)(2)(iii). Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Other entities. Enter your business name as shown on required U.S. federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/disregarded entity name" line.

Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the *Exemptions* box, any code(s) that may apply to you. See *Exempt payee code* and *Exemption from FATCA reporting code* on page 3.

Form W-9 (Rev. 8-2013) Page 3

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following codes identify payees that are exempt from backup withholding:

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.*

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see *Exempt payee code* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Form W-9 (Rev. 8-2013) Page **4**

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity [4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 1.

***Note.** Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.